Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that to the best of his knowledge (1) this Quarterly Report of Corporate Capital Trust, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (this “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Quarterly Report fairly presents, in all material respects, the financial condition of the Company as of March 31, 2016 and December 31, 2015 and its results of operations for the period ended March 31, 2016.

Date: May 13, 2016	/s/ Thomas K. Sittema
Thomas K. Sittema
Chief Executive Officer (Principal Executive Officer)

Date: May 13, 2016	/s/ Steven D. Shackelford
Steven D. Shackelford
Chief Financial Officer (Principal Financial and Accounting Officer)